UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2006

Commission File Number of Depositor:
333-132042

INDYMAC MBS, INC.

(Exact name of depositor as specified in its charter)

INDYMAC BANK, F.S.B.

(Exact name of sponsor as specified in its charter)

DELAWARE	95-4791925

(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

c/o 155 North Lake Avenue, Pasadena, CA	91101

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (800) 669-2300

N/A

(Former name or former address, if changed since last report)

Exhibit Index located on Page 5

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

          The consolidated balance sheets of XL Capital Assurance Inc. and its subsidiary as of December 31, 2005 and 2004 and the related consolidated statements of operations and comprehensive income, changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2005 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-132042) of the Registrant; and (iii) the Prospectus Supplement relating to IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, and shall be deemed to be part hereof and thereof.

          The balance sheets of XL Financial Assurance Ltd. as of December 31, 2005 and 2004 and the related statements of operations and comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2005, incorporated by reference in this prospectus supplement, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-132042) of the Registrant; and (iii) the Prospectus Supplement relating to IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, and shall be deemed to be part hereof and thereof.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits (execution copies): The following execution copies are filed as Exhibits to this Report:

Exhibit Numbers

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.
23.2	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDYMAC MBS, INC.

By:		/s/ Andy Sciandra

	Name:	Andy Sciandra
	Title:	Senior Vice President
Secondary Marketing

Dated: September 27, 2006

EXHIBIT INDEX

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.

Exhibit 23.2	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.